SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 23, 1996

                        BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as specified in its Charter)

                                   Maryland
                           (State of Incorporation)

                  1-12926                                04-3224258
           (Commission File Number)              (IRS Employer Id. Number)
               50 Rowes Wharf
            Boston, Massachusetts                          02110
  (Address of principal executive offices)               (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 5. Other Events

   Beacon Properties Corporation (the "Company") has entered into contracts to purchase two portfolios of office buildings.

Fairfax County Portfolio:

   In June 1996, the Company exercised an option to acquire three office buildings and a parcel of developable land located in Fairfax County, Virginia for an aggregate purchase price of $77 million. The Company will assume approximately $55.4 million of mortgage debt secured by the properties and issue approximately 840,000 Limited Partnership Units.

                                                                                             Mortgage
                                                                                              Balance
Property Name                  Seller                             Lender                      Assumed
- -----------------     ---------------------------    -----------------------------------   -------------
E.J. Randolph         Greensboro Associates,         Teachers Insurance and Annuity
                      a Virginia Limited             Association of America,                $18,016,426
                      Partnership                    a New York Corporation                 (1)
John Marshall I       John Marshall Associates
  and                 Limited Partnership,
  John Marshall       a Virginia Limited             American National Insurance
  III                 Partnership                    Company                                $21,067,610
Northridge            Woodland-Northridge I
                      Limited Partnership,
                      a Virginia Limited             The Northwestern Mutual Life
                      Partnership                    Insurance Company                      $16,306,041
                                                                                            -----------
                                                                                            $55,390,077
                                                                                            ===========

(1) The Company intends to draw on its Credit Facility provided by The First National Bank of Boston (the "Credit Facility") and repay this mortgage debt after assumption.

   The Fairfax County Portfolio consists of the (i) the 11-story John Marshall I building located in the Tysons Corner area of McLean, Virginia, built in 1981 comprising approximately 261,000 square feet of office space;
(ii) the 11-story E.J. Randolph building located in the Tysons Corner area of McLean, Virginia, built in 1983 comprising approximately 165,000 square feet of office space; (iii) the 6-story Northridge I building located in Reston/Herndon area of Virginia, built in 1988 comprising approximately 124,000 square feet of office space; and (iv) the John Marshall III parcel of developable land located in the Tysons Corner area of McLean, Virginia. The aggregate occupancy rate of the Fairfax County Portfolio as of June 30, 1996 was approximately 94%.

New York Life Portfolio:

   In July 1996, the Company entered into a contract to acquire a portfolio of office properties, comprised of seven buildings, from New York Life Insurance Company (the "New York Life Portfolio") for an aggregate consideration of approximately $150 million in cash.

   The New York Life Portfolio consists of (i) the 8-story AT&T Plaza located in Oak Brook (suburban Chicago), Illinois built in 1984 comprising approximately 225,000 square feet of office space; (ii) the five-building Tri-State International office park located in Lincolnshire (suburban Chicago), Illinois built in 1986 comprising approximately 548,000 square feet; and (iii) an 11-story office property located at 1333 H Street in Washington, D.C. comprising approximately 239,000 square feet (approximately 205,000 square feet of which was built in 1982). The aggregate occupancy rate for the New York Life Portfolio as of June 30, 1996 was approximately 81%.

   Additionally, on July 23, 1996, the Company filed a prospectus supplement to its Form S-3 Registration Statement (No. 333-02544) with the Securities and Exchange Commission pursuant to which it proposes to offer 5,000,000 shares of common stock, $.01 par value (excluding the underwriter's overallotment option).

Item 7. Financial Statements and Exhibits

   (a) Financial Statements Under Rule 3-14 of Regulation S-X

   Statement of Excess of Revenues over Specific Operating Expenses of Fairfax County Portfolio in Tysons Corner and Herndon, Virginia for the year ended December 31, 1995 and (unaudited) for the six months ended June 30, 1996

   Statement of Excess of Revenues over Specific Operating Expenses of AT&T Plaza in Oak Brook, Illinois for the year ended December 31, 1995 and (unaudited) for the six months ended June 30, 1996

   Statement of Excess of Revenues over Specific Operating Expenses of Tri-State International in Lincolnshire, Illinois for the year ended December 31, 1995 and (unaudited) for the six months ended June 30, 1996

   Statement of Excess of Revenues over Specific Operating Expenses of 1333 H Street in Washington, D.C. for the year ended December 31, 1995 and (unaudited) for the six months ended June 30, 1996

   (b) Pro Forma Financial Statements

   Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996
(Unaudited)

   Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995 (Unaudited)

   Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1996 (Unaudited)

   (c) Exhibits

   1.1 Form of Underwriting Agreement

   2.1 Option Agreement dated March 18, 1996 among John Marshall Associates Limited Partnership, Greensboro Associates Limited Partnership, Woodland-Northridge I Limited Partnership, Pimpernell Estates Limited Partnership, Goodridge Drive Associates Limited Partnership and Beacon Properties, L.P.

   2.2 First Amendment to Option Agreement dated May 17, 1996 among John Marshall Associates Limited Partnership, Greensboro Associates Limited Partnership, Woodland-Northridge I Limited Partnership, Pimpernell Estates Limited Partnership, Goodridge Drive Associates Limited Partnership and Beacon Properties, L.P.

   2.3 Second Amendment to Option Agreement dated May 31, 1996 among John Marshall Associates Limited Partnership, Greensboro Associates Limited Partnership, Woodland-Northridge I Limited Partnership, Pimpernell Estates Limited Partnership, Goodridge Drive Associates Limited Partnership and Beacon Properties, L.P.

   2.4 Third Amendment to Option Agreement dated June 21, 1996 among John Marshall Associates Limited Partnership, Greensboro Associates Limited Partnership, Woodland-Northridge I Limited Partnership, Pimpernell Estates Limited Partnership, Goodridge Drive Associates Limited Partnership and Beacon Properties, L.P.

   2.5 Sale and Purchase Agreement between New York Life Insurance Company and Beacon Properties, L.P., dated as of July 19, 1996.

   23.1 Consent of Coopers & Lybrand, L.L.P., Independent Accountants.

                            FAIRFAX COUNTY PORTFOLIO
                     TYSONS CORNER AND HERNDON, VIRGINIA

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                         [Coopers & Lybrand Letterhead]


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of Fairfax County Portfolio in Tysons Corner and Herndon, Virginia (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Fairfax County Portfolio in Tysons Corner and Herndon, Virginia, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                          [Signature of Coopers & Lybrand L.L.P]
                                           Coopers & Lybrand L.L.P



Boston, Massachusetts
April 19, 1996

                            FAIRFAX COUNTY PORTFOLIO
                     TYSONS CORNER AND HERNDON, VIRGINIA

       STATEMENT OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

                                                       For the Year      For the Six
                                                           Ended        Months Ended
                                                       December 31,     June 30, 1996
                                                           1995          (Unaudited)
                                                       --------------   -------------
Revenues:
  Base rent                                             $11,239,294      $5,366,522
  Recoveries from tenants                                   864,654         398,875
  Other income                                              115,165          53,074
                                                        -----------      ----------
                                                         12,219,113       5,818,471
                                                        -----------      ----------
Specific operating expenses (Note 2):
  Utilities                                                 835,757         425,293
  Janitorial and cleaning                                   401,187         238,377
  Security                                                   33,981          10,555
  General and administrative                                 61,576          58,617
  Repairs and maintenance                                   868,557         344,539
  Insurance                                                  29,000           5,272
  Property taxes                                            536,687         268,344
  Landscaping                                                68,106         140,849
                                                        -----------      ----------
                                                          2,834,851       1,491,846
                                                        -----------      ----------
Excess of revenues over specific operating
  expenses                                              $ 9,384,262      $4,326,625
                                                        ===========      ==========

   The accompanying notes are an integral part of the financial statement.

                            FAIRFAX COUNTY PORTFOLIO
                     TYSONS CORNER AND HERNDON, VIRGINIA
                   NOTES TO STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES
1. Organization and Significant Accounting Policies:

  Description of Properties
   Fairfax County Portfolio (the "Properties") is an office portfolio located in Tysons Corner and Herndon, Virginia consisting of three office buildings and a parcel of developable land, together encompassing approximately 550,000 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Properties.

  Rental Revenues
   Rental income is recognized on the straight-line method over the terms of the related leases. Two of the buildings are occupied by a single tenant. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $1,108,000 for the year ended December 31, 1995.

  Risks and Uncertainties
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:


Year Ending December 31,
- -----------------------
1996                                $ 9,960,180
1997                                  9,964,210
1998                                 10,293,681
1999                                  8,186,519
2000                                  8,039,037
Thereafter                           57,135,438


As of December 31, 1995, two tenants occupied approximately 86% of leasable square feet and represented 81% of total 1995 revenue.

                                   AT&T PLAZA
                             OAK BROOK, ILLINOIS

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 10, 1995

                         [Coopers & Lybrand Letterhead]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of AT&T Plaza in Oak Brook, Illinois (the "Property") for the year ended December 10, 1995. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of AT&T Plaza in Oak Brook, Illinois, for the year ended December 10, 1995 in conformity with generally accepted accounting principles.





                                          [Signature of Coopers & Lybrand L.L.P]
                                           Coopers & Lybrand L.L.P



Boston, Massachusetts
July 8, 1996

                                   AT&T PLAZA
                             OAK BROOK, ILLINOIS

       STATEMENT OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

                                                       For the Year      For the Six
                                                           Ended        Months Ended
                                                       December 10,     June 20, 1996
                                                           1995          (Unaudited)
                                                       --------------   -------------
Revenues:
  Base rent                                             $2,953,158       $1,537,005
  Recoveries from tenants                                1,279,105          714,002
  Other income                                             277,736          216,925
                                                        ----------       ----------
                                                         4,509,999        2,467,932
                                                        ----------       ----------
Specific operating expenses (Note 2):
  Utilities                                                217,867          100,526
  Janitorial and cleaning                                  209,917          108,416
  Security                                                 128,409           65,403
  General and administrative                               409,713          136,552
  Repairs and maintenance                                  343,485          155,672
  Insurance                                                 50,822           25,411
  Property taxes                                           290,263          152,052
  Landscaping                                               51,559           11,160
                                                        ----------       ----------
                                                         1,702,035          755,192
                                                        ----------       ----------
Excess of revenues over specific operating
  expenses                                              $2,807,964       $1,712,740
                                                        ==========       ==========

   The accompanying notes are an integral part of the financial statement.

                                   AT&T PLAZA
                             OAK BROOK, ILLINOIS
                   NOTES TO STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES
1. Organization and Significant Accounting Policies:

  Description of Properties
   AT&T Plaza (the "Property") is an 8-story office building located in Oak Brook, Illinois and encompassing approximately 225,316 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Property.

  Rental Revenues
   Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment decreased revenues by approximately $27,740 for the year ended December 10, 1995.

  Risk and Uncertainties
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 10, 1995 are approximately as follows:


Year Ending December 31,
- -----------------------
1996                            $2,994,263
1997                             2,950,914
1998                             2,931,507
1999                             2,370,315
2000                             2,486,410
Thereafter                       2,529,826

As of December 10, 1995, four tenants occupied 56% of leasable square feet and represented 63% of total 1995 revenue.

                            TRI-STATE INTERNATIONAL
                            LINCOLNSHIRE, ILLINOIS

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                         [Coopers & Lybrand Letterhead]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of Tri-State International in Lincolnshire, Illinois (the "Properties") for the year ended December 31, 1995. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Properties after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Tri-State International in Lincolnshire, Illinois for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                          [Signature of Coopers & Lybrand L.L.P]
                                           Coopers & Lybrand L.L.P


Boston, Massachusetts
July 8, 1996

                            TRI-STATE INTERNATIONAL
                            LINCOLNSHIRE, ILLINOIS

       STATEMENT OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

                                                       For the Year      For the Six
                                                           Ended        Months Ended
                                                       December 31,     June 30, 1996
                                                           1995          (Unaudited)
                                                       --------------   -------------
Revenues:
  Base rent                                             $ 8,914,417      $4,437,176
  Recoveries from tenants                                 3,324,734       1,515,961
  Other income                                              200,659         117,337
                                                        -----------      ----------
                                                         12,439,810       6,070,474
                                                        -----------      ----------
Specific operating expenses (Note 2):
  Utilities                                                 788,667         399,052
  Janitorial and cleaning                                   446,883         240,419
  Security                                                  152,589          74,327
  General and administrative                                585,706         299,790
  Repairs and maintenance                                 1,254,054         668,666
  Insurance                                                 104,130          52,065
  Property taxes                                            979,717         489,185
  Landscaping                                               190,515          77,592
                                                        -----------      ----------
                                                          4,502,261       2,301,096
                                                        -----------      ----------
Excess of revenues over specific operating
  expenses                                              $ 7,937,549      $3,769,378
                                                        ===========      ==========

   The accompanying notes are an integral part of the financial statement.

                            TRI-STATE INTERNATIONAL
                            LINCOLNSHIRE, ILLINOIS

                   NOTES TO STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

1. Organization and Significant Accounting Policies:

  Description of Properties
   Tri-State International (the "Properties") is an office portfolio located in Lincolnshire, Illinois consisting of five office buildings and encompassing approximately 548,059 square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Properties.

  Rental Revenues
   Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenues by approximately $62,000 for the year ended December 31, 1995.

  Risks and Uncertainties
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, management fees, depreciation, amortization, and interest expense.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:


Year Ending December 31,
- -----------------------
1996                            $5,398,394
1997                             4,185,513
1998                             3,773,817
1999                             3,291,343
2000                             2,549,439
Thereafter                       3,030,997

As of December 31, 1995, four tenants occupied 36% of leasable square feet and represented 77% of total 1995 base revenues.

                                 1333 H STREET
                               WASHINGTON, D.C.

                       STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1995

                         [Coopers & Lybrand Letterhead]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Beacon Properties Corporation:

   We have audited the accompanying statement of excess of revenues over specific operating expenses of 1333 H Street in Washington, D.C. (the "Property") for the year ended December 31, 1995. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Beacon Properties Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

   In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of 1333 H Street in Washington, D.C. for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


                                          [Signature of Coopers & Lybrand L.L.P]
                                           Coopers & Lybrand L.L.P




Boston, Massachusetts
July 3, 1996

                                 1333 H STREET
                               WASHINGTON, D.C.

       STATEMENT OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

                                                                            For the
                                                           For the        Six Months
                                                         Year Ended          Ended
                                                        December 31,     June 30, 1996
                                                            1995          (Unaudited)
                                                        --------------   -------------
Revenues:
  Base rent                                              $5,783,708       $2,883,943
  Recoveries from tenants                                   839,093          373,152
  Other income                                              517,206          286,087
                                                         ----------       ----------
                                                          7,140,007        3,543,182
                                                         ----------       ----------
Specific operating expenses (Note 2):
  Utilities                                                 556,960          266,582
  Janitorial and cleaning                                   235,798          118,962
  Security                                                  136,497           81,881
  General and administrative                                195,563          149,898
  Repairs and maintenance                                   302,494          156,049
  Insurance                                                  56,347           28,174
  Property taxes                                            873,438          436,719
  Landscaping                                                23,393           11,979
                                                         ----------       ----------
                                                          2,380,490        1,250,244
                                                         ----------       ----------
Excess of revenues over specific operating expenses      $4,759,517       $2,292,938
                                                         ==========       ==========

   The accompanying notes are an integral part of the financial statement.

                                 1333 H STREET
                               WASHINGTON, D.C.

                   NOTES TO STATEMENT OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

1. Organization and Significant Accounting Policies:

  Description of Properties
   1333 H Street in Washington, D.C. (the "Property") is an office building located in Washington, D.C. encompassing approximately 239,000 net rentable square feet. Beacon Properties Corporation intends to acquire the entire fee interest in the Property.

  Rental Revenues
   Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight- line rent adjustment decreased revenues by approximately $158,000 for the year ended December 31, 1995.

  Risks and Uncertainties
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Basis of Accounting:

   The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income and management fees.

3. Description of Leasing Arrangements:

   The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1995 are approximately as follows:


Year Ending December 31,
- -----------------------
1996                            $ 6,091,000
1997                              5,941,000
1998                              5,870,000
1999                              5,791,000
2000                              6,008,000
Thereafter                       22,424,000


As of December 31, 1995, two tenants occupied 67% of leasable square feet and represented 72% of total 1995 revenue.

                         BEACON PROPERTIES CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

   The following unaudited pro forma Condensed Consolidated Balance Sheet of Beacon Properties Corporation (the "Company") as of June 30, 1996, is presented as if the acquisition of the Pending Acquisitions had occurred on June 30, 1996. The pro forma Condensed Consolidated Statements of Operations are presented as if the Offering, the acquisition of the Properties acquired since January 1, 1995 (including Perimeter Center) and the closing of the MetLife Mortgage loan, the acquisition of the Pending Acquisitions and related assumption of debt had occurred as of January 1, 1995; the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no income tax expense during the period.

   In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                         BEACON PROPERTIES CORPORATION
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                June 30, 1996
                                 (Unaudited)

                                                           Beacon
                                                        Properties
                                                       Corporation     Pro Forma      Pro Forma
                                                        Historical    Adjustments    Consolidated
                                                         ---------    ----------    -------------
                                                                  (dollars in thousands)
                        Assets
Real estate, net                                          $746,007     $227,000(A)   $  973,007
Deferred financing and leasing costs, net                   14,730                       14,730
Cash and cash equivalents                                   37,978      (26,388)(B)      11,591
Mortgage notes receivable                                   51,486                       51,486
Other assets                                                20,554       (2,000)(C)      18,554
Investments in and note receivable from joint
  ventures and corporations                                 57,082                       57,082
                                                           -------     --------      ----------

    Total assets                                          $927,837     $198,613      $1,126,450
                                                           =======     ========      ==========

         Liabilities and Stockholders' Equity
Mortgage notes payable                                    $403,218     $ 37,374(D)   $  440,592
Note payable, Credit Facility                                            18,016(E)       18,016
Other liabilities                                           24,335                       24,335
Investment in joint ventures                                24,303                       24,303
                                                           -------     ---------     ----------

    Total liabilities                                      451,856       55,390         507,246
Minority interest in Operating Partnership                  49,051       21,610(F)       70,661
Stockholders' equity                                       426,930      121,613(G)      548,543
                                                           -------     ---------     ----------

    Total liabilities and stockholders' equity            $927,837     $198,613      $1,126,450
                                                           =======     =========     ==========


Notes:
  (A) Acquisition of Pending Acquisitions.
  (B) Cash utilized.
  (C) Application of deposit on Fairfax County Portfolio.
  (D) Fairfax County Portfolio debt assumed.
  (E) Credit Facility utilized to repay certain Fairfax County Portfolio debt.
  (F) Value of units issued to seller of Fairfax County Portfolio.
  (G) Net increase in stockholders' equity:

        Proceeds of Offering            $129,375
        Expenses of Offering              (7,763)
                                        --------
                                        $121,613
                                        ========

                         BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

                               Beacon    Properties
                             Properties   Acquired    Perimeter     Pending
                            Corporation    In 1995     Center     Acquisitions    Pro Forma      Pro Forma
                             Historical      (A)         (B)          (F)        Adjustments    Consolidated
                              ---------    --------    --------    -----------    ----------   -------------
                                  (dollars in thousands except per share amounts and shares outstanding)
Revenue:
  Rental income               $71,050      $5,339      $52,117      $30,623                     $   159,129
  Management fees               2,203                                              $   723(H)         2,926
  Recoveries from tenants       9,742       1,193        2,244        6,308                          19,487
  Mortgage interest
    income                      2,546                                                3,027(I)         5,573
  Other income                  5,502          26          862        1,111                           7,501
                              -------      ------      -------      -------        -------       ----------
    Total revenue              91,043       6,558       55,223       38,042          3,750          194,616
                              -------      ------      -------      -------        -------       ----------

Expenses:
  Property expenses            18,090       1,560       12,376        7,485                          39,511
  Real estate taxes            10,217         949        4,107        2,680                          17,953
  General and
    administrative              9,755         111        2,116        1,254            750(J)        13,986
  Mortgage interest
    expense                    15,226                   15,434(C)     4,438(G)      (1,783)(K)       33,315
  Interest--amortization
  of   financing costs          1,370                      120(D)                                     1,490
  Depreciation and
    amortization               17,428       1,047(E)     9,571(E)     6,810(E)                       34,856
                              -------      ------      -------      -------        -------       ----------
    Total expenses             72,086       3,666       43,724       22,667         (1,033)         141,110
                              -------      ------      -------      -------        -------       ----------
Income from operations         18,957       2,892       11,499       15,375          4,783           53,506
Equity in net income of
  joint ventures and
  corporations                  3,222       1,338                                                     4,560 (1)
                              -------      ------      -------      -------        -------       ----------
Income before minority
  interest                     22,179       4,230       11,499       15,375          4,783           58,066
Minority interest in
  Operating Partnership        (4,119)                                              (3,795)(L)       (7,914)
                              -------      ------      -------      -------        -------       ----------
Net income before
  extraordinary items         $18,060      $4,230      $11,499      $15,375        $   988      $    50,152 (2)
                              =======      ======      =======      =======        =======       ===========

Common shares outstanding                                                                        32,368,263
Net income per common share                                                                     $      1.55

(1) Includes:
   Depreciation and amortization                                                                $     3,895
   Amortization of financing costs                                                              $       896
(2) Company share of Operating Partnership is
  86.37%

See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

(A) Results of operations of properties acquired during 1995 for the period prior to their acquisitions:

                                 Wellesley    Westlakes      75-101         2        Ten
                                  Building     Building      Federal     Oliver     Canal
                                     8            2            St.       Street      Park     Total
                                  ---------    ---------    ----------    ------    -------   -------
Revenue:
  Rental income                     $308        $1,010                   $2,474     $1,547    $5,339
  Management fees
  Recoveries from tenants                          425                      112        656     1,193
  Mortgage interest   income
  Other income                                       7                       15          4        26
                                    ----        ------       ------      ------     ------     -----
    Total revenue                    308         1,442                    2,601      2,207     6,558
                                    ----        ------       ------      ------     ------     -----

Expenses:
  Property expenses                   61           413                      573        513     1,560
  Real estate taxes                   20            89                      505        335       949
  General and
    administrative                     8            27                       18         58       111
  Mortgage interest   expense
  Interest--amortization of
    financing costs
  Depreciation and
    amortization                      50           239                      404        354     1,047
                                    ----        ------       ------      ------     ------     -----
    Total expenses                   138           768                    1,500      1,260     3,666
                                    ----        ------       ------      ------     ------     -----
Income from operations               170           674                    1,101        947     2,892
Equity in net income of joint
  ventures and corporations                                  $1,338                            1,338
                                    ----        ------       ------      ------     ------     -----
Income before minority
  interest                           170           674        1,338       1,101        947     4,230
Minority interest in
  Operating Partnership
                                    ----        ------       ------      ------     ------     -----
Net income before
  extraordinary item                $170        $  674       $1,338      $1,101     $  947    $4,230
                                    ====        ======       ======      ======     ======    ======

(B) Results of operations of Perimeter Center for 1995.

(C) Interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

                         BEACON PROPERTIES CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                 (Unaudited)

   (E) Detail of depreciation expense by property is presented as follows:

                                   Basis     Life     Depreciation
                                   -------    -----   -------------
Previously Acquired
  Properties:
  Wellesley Building 8           $  4,500     30 yrs     $   50
  Westlakes Building 2             12,306     30 yrs        239
  2 Oliver Street                  16,174     30 yrs        404
  Ten Canal Park                   10,609     30 yrs        354
                                                         ------
                                                         $1,047
                                                         ======
  Perimeter Center               $287,130     30 yrs     $9,571
                                                         ======
Pending Acquisitions:
  Fairfax County Portfolio       $ 69,300     30 yrs     $2,310
  The New York Life Portfolio     135,000     30 yrs      4,500
                                                         ------
                                                         $6,810
                                                         ======

(F) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio for 1995.

(G) Fairfax County Portfolio interest expense on debt assumed:

                   Principal    Rate   Expense
                   ---------    ----   -------
JOHN MARSHALL       21,068     8.38%    1,764
EJ RANDOLPH (1)     18,016     8.25%    1,486
NORTHRIDGE          16,306     7.28%    1,187
                    ------     ----     -----
                    55,390              4,438
                    ======              =====

   (1) Paid off by Credit Facility proceeds at closing.

(H) Management fee from 75-101 Federal Street.

(I) Interest income related to the acquisition of the Rowes Wharf mortgage.

(J) Additional general and administrative expense attributable to acquisitions.

(K) Credit facility activity:

                                                              Draw       Expense
Source/Use                                      Date     (Repayment)    (Savings)
- ----------                                      ----     -----------    --------
Offering proceeds                              March 20    ($ 58,000)   ($ 1,065)
Rowes Wharf mortgage                           Various        23,700         780
Westlakes Building 2                            July 26       13,500         632
Offering proceeds                              August 31     (66,500)     (3,652)
75-101 Federal Street and 2 Oliver Street     September 29    39,000       2,397
Ten Canal Park                                December 21     11,000         882
March 1996 offering proceeds                  Full year      (21,300)     (1,757)
                                                                          ------
                                                                         ($1,783)
                                                                         =======

(L) Reflects decrease for minority interest (13.63%) in Operating
Partnership.

                         BEACON PROPERTIES CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1996
                                 (Unaudited)

                                      Beacon
                                    Properties  Perimeter      Pending
                                   Corporation    Center    Acquisitions    Pro Forma       Pro Forma
                                    Historical      (A)          (B)       Adjustments    Consolidated
                                    ----------    -------    -----------    ----------   -------------
                                         (dollars in thousands except per share amounts and shares
                                                                outstanding)
Revenue:
  Rental income                       $60,051     $6,420       $14,864                      $ 81,335
  Management fees                       1,517                                                  1,517
  Recoveries from tenants               6,782        304         3,002                        10,088
  Mortgage interest income              2,165                                   $611(G)        2,776
  Other income                          4,591        208           673                         5,472
                                      -------     ------       -------       -------        --------
    Total revenue                      75,106      6,932        18,539           611         101,188
                                      -------     ------       -------       -------        --------

Expenses:
  Property expenses                    14,770      1,562         3,806                        20,138
  Real estate taxes                     7,831        591         1,346                         9,768
  General and administrative            7,362        378           646           188(H)        8,574
  Mortgage interest expense            13,661      1,461(C)      2,146(F)       (462)(I)      16,805
  Interest--amortization of
  financing costs                       1,184         15(D)                                    1,199
  Depreciation and amortization        13,346      1,196(E)      3,405(E)                     17,947
                                      -------     ------       -------       -------        --------
    Total expenses                     58,154      5,203        11,349          (274)         74,431
                                      -------     ------       -------       -------        --------
Income from operations                 16,952      1,729         7,190           886          26,757
Equity in net income of joint
  ventures and corporations             1,582                                                  1,582 (1)
                                      -------     ------       -------       -------        --------
Income before minority interest        18,534      1,729         7,190           886          28,339
Minority interest in Operating
  Partnership                          (2,681)                                (1,181)(J)      (3,862)
                                      -------     ------       -------       -------        --------
Net income before extraordinary
  items                               $15,853     $1,729       $ 7,190       ($   296)      $ 24,476 (2)
                                      =======     ======       =======       ========       ========

Common shares outstanding                                                                   32,368,263
Net income per common share                                                                    $0.76

(1) Includes:
   Depreciation and amortization                                                              $1,994
   Amortization of financing
  costs                                                                                         $448
(2) Company share of Operating
  Partnership is   86.37%



See accompanying notes to pro forma condensed consolidated statement of operations.

                         BEACON PROPERTIES CORPORATION
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1996
                                 (Unaudited)

(A) Results of operations of Perimeter Center for the period ended February 14, 1996.

(B) Results of operations of the Fairfax County Portfolio and the New York Life Portfolio.

(C) Net interest expense associated with the MetLife Mortgage Loan in the amount of $218 million based on a 7.08% interest rate for the period ended prior to March 15, 1996.

(D) Amortization of the costs of obtaining the permanent financing at $1.2 million over 10 years.

(E) Detail of depreciation expense by property is presented as follows:

                                 Basis       Life     Depreciation
                                 -----       ----     ------------
Perimeter Center                $287,130    30 yrs      $1,196
                                                        ======
Pending Acquisitions:
  Fairfax County Portfolio     $ 69,300     30 yrs      $1,155
  The New York Life Portfolio   135,000     30 yrs       2,250
                                                        ------
                                                        $3,405
                                                        ======

(F) Fairfax County Portfolio interest expense on debt assumed:

                  Principal    Rate     Expense
                  --------     ----     -------
JOHN MARSHALL      21,068     8.38%      882
EJ RANDOLPH (1)    18,016     7.44%      670
NORTHRIDGE         16,306     7.28%      594
                   ------              -----
                   55,390              2,146
                   ======              ======

   (1) Paid off by Credit Facility proceeds at closing.

(G) Interest income related to the acquisition of the Rowes Wharf mortgage.

(H) Additional general and administrative expense attributable to acquisitions.

(I) Decrease in Credit Facility interest expense as the result of $21,300 repayment from proceeds of March 1996 offering.

(J) Reflects decrease for minority interest (13.63%) in Operating
Partnership.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   BEACON PROPERTIES CORPORATION

                                                   /s/ Robert J. Perriello
                                                   -----------------------------
                                                   Robert J. Perriello,
                                                   Senior Vice President,
                                                   and Chief Financial Officer

Date: July 23, 1996